                                POWER OF ATTORNEY

         Know all by these presents, that the undersigned hereby constitutes and appoints each of Frederick R. Hume and Joel S. Hatlen, or either of them individually, the undersigned's true and lawful attorney-in-fact to:

         (1)      execute for and on behalf of the undersigned, in the

                  undersigned's capacity as an officer, director and/or

                  shareholder of Data I/O Corporation (the "Company"), Forms 3,

                  4 and 5 in accordance with Section 16(a) of the Securities

                  Exchange Act of 1934 and the rules thereunder;

         (2)      do and perform any and all acts for and on behalf of the

                  undersigned that may be necessary or desirable to complete and execute any such Forms 3, 4 or 5 and timely file such form with the United State Securities and Exchange Commission and any stock exchange or similar authority; and

         (3)      take any other action of any type whatsoever in connection with the foregoing that, in the opinion of such

                  attorney-in-fact, may be of benefit to, in the best interest of, or legally required by, the undersigned, it being

                  understood that the documents executed by such

                  attorney-in-fact on behalf of the undersigned pursuant to this power of attorney shall be in such form and shall contain such terms and conditions as such attorney-in-fact may approve in such attorney-in-fact's discretion.

         The undersigned hereby grants to each such attorney-in-fact full power and authority to do and perform any and every act and thing whatsoever requisite, necessary, or proper to be done in the exercise of any of the rights and powers herein granted, as fully to all intents and purposes as the undersigned might or could do if personally present, with full power of substitution or revocation, hereby ratifying and confirming all that such attorney-in-fact, or such attorney-in-fact's substitute or substitutes, shall lawfully do or cause to be done by virtue of this power of attorney and the rights and powers herein granted. The undersigned acknowledges that the foregoing attorney-in-fact, in serving in such capacity at the request of the undersigned, are not assuming, nor is the Company assuming, any of the undersigned's responsibilities to comply with Section 16 of the Securities

Exchange Act of 1934.

         This power of attorney shall remain in full force and effect until the undersigned is no longer required to file Forms 3, 4 and 5 with respect to the undersigned's position with, or holdings of and transactions in securities issued by the Company, unless earlier revoked by the undersigned in a signed writing delivered to the foregoing attorneys-in-fact.

         IN WITNESS WHEREOF, the undersigned has caused this Power of Attorney to be executed as of this 3rd day of November, 2003.

                              /s/ William R. Walker

                              William R. Walker

                              CONFIRMING STATEMENT

         This Statement confirms that the undersigned, William R. Walker, has authorized and designated Frederick R. Hume to execute and file on the undersigned's behalf all Forms 3, 4 and 5 (including any amendments thereto)

that the undersigned may be required to file with the United States Securities and Exchange Commission as a result of the undersigned's position with, or ownership of or transactions in securities of, Data I/O Corporation (the

"Company"). The authority of Frederick R. Hume under this Statement shall continue until the undersigned is no longer required to file Forms 3, 4 and 5 with regard to the undersigned's position with, or ownership of transactions in securities of, the Company, unless earlier revoked in writing. The undersigned acknowledges that Frederick R. Hume is not assuming any of the undersigned's responsibilities to comply with Section 16 of the Securities Exchange Act of

1934.

         Date:    November 3, 2003

                              /s/ William R. Walker

                              William R. Walker

                              CONFIRMING STATEMENT

         This Statement confirms that the undersigned, William R. Walker, has authorized and designated Joel S. Hatlen to execute and file on the undersigned's behalf all Forms 3, 4 and 5 (including any amendments thereto)

that the undersigned may be required to file with the United States Securities and Exchange Commission as a result of the undersigned's position with, or ownership of or transactions in securities of, Data I/O Corporation (the

"Company"). The authority of Joel S. Hatlen under this statement shall continue until the undersigned is no longer required to file Forms 3, 4 and 5 with regard to the undersigned's position with, or ownership of transactions in securities of, the Company, unless earlier revoked in writing. The undersigned acknowledges that Joel S. Hatlen is not assuming any of the undersigned's responsibilities to comply with Section 16 of the Securities Exchange Act of 1934.

         Date:    November 3, 2003

                              /s/ William R. Walker

                              William R. Walker